UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) May 28, 2002



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




   British Columbia, Canada          333-08407    8736-3354
  (State or Other Jurisdiction of   (Commission  (I.R.S. Employer
   Incorporation or Organization)    File Number) Identification No.)

     2454 McMullen Booth Road, Building C
           Clearwater, Florida                      33759
   (Address of Principal Executive Offices)       (Zip Code)



                          (813) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
  (Former name, former address and former fiscal year, if changed since last report)

Item 6.   Other Events

     On May 20, 2002 Nicholas Financial, Inc. (the "Company") was notified in writing that Melvin S. Cutler has retired from the Board and will not stand for re-election this August at the Company's Annual meeting. The Board of Directors will not fill this casual vacancy until it nominates an individual whose name will be included in the Company's 2002 Proxy Statement under "Proposal 1 - Election of Directors.

                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: May 28, 2002            /s/ Peter L. Vosotas
                                --------------------------
                                Peter L. Vosotas
                                Chairman, President, Chief
                                Executive Officer
                                (Principal Executive
                                 Officer)


  Date: May 28, 2002           /s/ Ralph T. Finkenbrink
                               -----------------------------
                               Ralph T. Finkenbrink
                               (Principal Financial Officer
                                and Accounting Officer)